UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 30, 2004
                Date of Report (Date of earliest event reported)

                        GREEN MOUNTAIN POWER CORPORATION
             (Exact name of registrant as specified in its charter)


                                     VERMONT
                 (State of other jurisdiction of incorporation)


     1-8291     03-0127430
     (Commission File Number)          (IRS Employer Identification Number)


                                 163 ACORN  LANE
                              COLCHESTER, VT 05446
              (Address and zip code of principal executive offices)

                                 (802) 864-5731
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On November 30, 2004, Green Mountain Power Corporation (the "Company") entered into Director Deferral Agreements (the "Director Deferral Agreements") with each of Elizabeth A. Bankowski, Merrill O. Burns and Euclid A. Irving (the "Directors") with respect to Stock Units previously granted to each Director under the Green Mountain Power Corporation 2000 Stock Incentive Plan (the
"Plan"). Pursuant to the Plan, the Company, effective as of July 19, 2004, granted to each Director an award of 1,100 Stock Units pursuant to the terms of a Director Deferred Stock Unit Agreement previously filed with the Securities and Exchange Commission. Each Stock Unit represents the right to receive one share of the Company's Common Stock on December 31, 2004, the date of vesting, unless the Director elects to defer payment of the Director's Stock Units. Pursuant to the Director Deferral Agreements, the Directors have elected to defer payment of their Stock Units and will receive payment at a future date or event specified in the Director Deferral Agreements. The Director Deferral Agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Also on November 30, 2004, the Company entered into Officer Deferral Agreements (the "Officer Deferral Agreements") with each of Stephen C. Terry and Walter S. Oakes (the "Officers") with respect to Stock Units previously granted to each Officer under the Plan. Pursuant to the Plan, the Company, effective as of February 9, 2004, granted to Mssrs. Terry and Oakes awards of 4,900 and 1,800 Stock Units, respectively, pursuant to the terms of an Officer Deferred Stock Unit Agreement previously filed with the Securities and Exchange Commission.
Each Stock Unit represents the right to receive one share of the Company's Common Stock on December 31, 2004, the date of vesting, unless the Officer elects to defer payment of the Officer's Stock Units. Pursuant to the Officer Deferral Agreements, the Officers elected to defer payment of their Stock Units and will receive payment at a future date or event specified in the Officer Deferral Agreements. The Officer Deferral Agreements are filed as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.

Exhibit  No.     Description
------------     -----------

10.1 Director Deferral Agreement with Elizabeth A. Bankowski, dated November 30, 2004.
10.2     Director  Deferral  Agreement with Merrill O. Burns, dated November 30,
2004.
10.3     Director  Deferral  Agreement with Euclid A. Irving, dated November 30,
2004.
10.4     Officer  Deferral  Agreement  with Stephen C. Terry, dated November 30,
2004.
10.5     Officer  Deferral  Agreement  with  Walter S. Oakes, dated November 30,
2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  December  1,  2004     GREEN  MOUNTAIN  POWER  CORPORATION
(Registrant)


By:     /s/Robert  J.  Griffin
        ----------------------
Name:Robert  J.  Griffin
Title:CFO,  Vice  President  and  Treasurer

                                  EXHIBIT INDEX
Exhibit  No.     Description
------------     -----------

10.1 Director Deferral Agreement with Elizabeth A. Bankowski, dated November 30, 2004.
10.2     Director  Deferral  Agreement with Merrill O. Burns, dated November 30,
2004.
10.3     Director  Deferral  Agreement with Euclid A. Irving, dated November 30,
2004.
10.4     Officer  Deferral  Agreement  with Stephen C. Terry, dated November 30,
2004.
10.5     Officer  Deferral  Agreement  with  Walter S. Oakes, dated November 30,
2004.